UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 25, 2009

LIMCO-PIEDMONT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33604	73-1160278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5304 S. Lawton Ave., Tulsa, Oklahoma 74107
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 445-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2009, Ms. Carla Covey will resign as Executive Vice President and Chief Financial Officer of Limco-Piedmont, Inc. (the “Company”).  Ms. Covey’s resignation was based on the decision, earlier this month, by the Company to relocate its Tulsa, Oklahoma based subsidiary, Limco-Airepair, Inc. to Kernersville, North Carolina.  Ms. Covey decided that she does not wish to relocate.

Effective March 31, 2009, Ms. Mary Dowdy will replace Ms. Covey as Chief Financial Officer of the Company.  Ms. Dowdy has been the Company’s Controller since June 2008.  Ms. Dowdy has significant and broad ranging financial experience including project management, integrated manufacturing systems, procedures development, cost accounting, accounting management and internal controls development.  Prior to joining the Company, Ms. Dowdy served as Controller of Electronic Label Technology, a supplier of shelf labels and signs for retail and industrial uses from February 2007 thru May 2008.  From April 2006 to February 2007, Ms. Dowdy served as Controller of Braden Manufacturing, a manufacturer of exhaust and inlet systems for gas turbine power generation systems.  Ms. Dowdy also worked as Controller for USPoly Company, a manufacturer of polyethylene pipe and fittings in the United States, from July 2005 to April 2006.  Prior thereto, Ms. Dowdy worked as Senior Cost Accountant for Ramsey Industries, a supplier of consumer and industrial winches.  Ms. Dowdy holds a B.A. in Accounting from the University of Tulsa, in Tulsa Oklahoma, and is a Certified Public Accountant in the State of Oklahoma.

The Board of Directors of the Company elected Eran Goren a director of the Company effective March 31, 2009 to serve until the next annual meeting of stockholders.  Mr. Goren will replace Larry Findeiss who is resigning from the Board effective March 31, 2009.

Mr. Goren has, since March 2008, been Head of Investments at Ellomay Capital Limited, a public holding company.  Prior to joining Ellomay, Mr. Goren was founder and Managing Partner of Captsone Finance, a structured finance origination and management boutique, from 2004 to 2008.  Prior to founding Capstone, Mr. Goren served as the Head of Global Capital Markets in Leumi & Co. Investment House from 2004 to 2006.  Between 1998 and 2004, Mr. Goren was the CEO of Excellence Nessuah Ltd. a financial services company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMCO-PIEDMONT INC.
(Registrant)

	By:	/s/ Carla S. Covey
Carla S. Covey
Executive Vice President and Chief Financial Officer

Date: March 3, 2009